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                                                                       Exhibit 4

           [On Kaye, Scholer, Fierman, Hays & Handler, LLP Letterhead]





                                                     November 2, 1999


Spanish Broadcasting System, Inc.
3191 Coral Way
Miami, Florida 33145

                  Re: Spanish Broadcasting System, Inc. - Registration
                      Statements on Form S-1

Ladies and Gentlemen:

                  We have acted as counsel to Spanish Broadcasting System, Inc., a Delaware corporation (the "Company"), in connection with the preparation of registration statements on Form S-1 (the "Registration Statements") and the amendments thereto filed with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, relating to the issuance and sale of (i) up to 21,787,400 shares of the Company's Class A common stock, par value $0.0001 per share ("Class A Common Stock"), to the underwriters ("Stock Underwriters") named in the underwriting agreement proposed to be entered into among the Company and the underwriters party thereto (the "Stock Underwriting Agreement") and (ii) up to 3,268,110 shares of Class A Common Stock to the Stock Underwriters to the extent they exercise their over-allotment option and (iii) up to $235,000,000 aggregate principal amount of the Company's 95/8% Senior Subordinated Notes due 2009 (the "Notes") to the underwriters named in an underwriting agreement proposed to be entered into among the Company and the underwriters party thereto (the "Notes Underwriting Agreement").

                  In rendering the opinion set forth below, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.

                  Based on and subject to the foregoing, it is our opinion that:

                  1. The shares of Class A common stock to be sold by the
Company and certain selling stockholders of the Company have been duly authorized and, when issued and delivered in accordance with the terms of the Stock Underwriting Agreement, will be validly issued, fully paid and non-assessable.
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                  2. The Notes have been duly authorized by the Company and when
(i) the indenture (the "Indenture") between the Company and The Bank of New
York, as Trustee, has been duly executed and delivered by the parties thereto and (ii) the Notes have been duly authenticated by the Trustee and have been duly executed, issued and delivered by the Company in accordance with the Indenture and sold in accordance with the Notes Underwriting Agreement, the Notes will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except that certain of the remedies therein contained may not be enforceable or may be subject to available defenses and procedural requirements which are not necessarily reflected therein.

                  Our opinions expressed above are limited to the General Corporation law of the State of Delaware and the laws of the State of New York which are normally applicable to transactions of the type contemplated by the Indenture and the Notes.

                  We hereby consent to the use of this opinion as Exhibit 5.1 to the Registration Statements and to the reference to this firm under the caption "Legal Matters." In giving such opinion, we do not thereby admit that we are acting within the category of persons whose consent is required under Section 7 of the Securities Act of 1933 or the rules and regulations of the Securities and Exchange Commission thereunder.


                               Very truly yours,



                               /s/ Kaye, Scholer, Fierman, Hays & Handler, LLP